UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2011
FIRST CAROLINA INVESTORS, INC
(Exact Name of Registrant as Specified in its Charter)

Delaware	811-08942	56-1005066
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9347 A Founders Street, Fort Mill, South Carolina	29708
(Address of Principal Executive Office)	(Zip Code)
803-802-0890
(Registrant Telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 8.01 Other Events
On June 10, 2011, the Board of Directors of First Carolina Investors, Inc. (“the Company”) issued the attached statement.
Item 9.01 Exhibit
(d) Exhibit
     99.1 Statement of the Board of Directors of First Carolina Investors, Inc.
             June 10, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Carolina Investors, Inc. Registrant
Date: June 10, 2011	By:	/s/ Brent D. Baird
President

Exhibit Index

Exhibit No.	Description
99.1	Statement of the Board of Directors of First Carolina Investors, Inc. Dated: June 10, 2011

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